EXHIBIT 99.1 DTE Business Update May 9, 2019

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long- term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

DTE overview 70% - 75% Utility 25% - 30% Non-utility DTE Electric Gas Storage & Pipelines (GSP) Electric generation and Transport, store and gather distribution natural gas DTE Gas Power & Industrial Projects (P&I) Natural gas transmission, storage Own and operate energy related and distribution assets Energy Trading Gas, power and renewables marketing DTE headquarters DTE operations 3

Growth plan continues to deliver significant shareholder value Broad utility Strong track record Distinctive focus Strong non-utility infrastructure for shareholders on culture growth agenda investment ✓ Decade-long record ✓ Elite workforce ✓ Expanding voluntary ✓ Expanding pipeline of beating guidance engagement renewables program and gathering ✓ Strong TSR over ✓ Force for growth in ✓ Accelerating gas main platform 10 year period our community renewal program ✓ Delivering industrial / ✓ Strong balance sheet renewable gas metrics solutions Targeting 5% - 7% operating EPS* growth through 2023 Annualized dividend growth of 7% through 2020** * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 ** Subject to Board approval

Environmental, social and governance efforts are key priorities Environmental Governance 50% clean 11 out of 12 Board energy by 2030 members are independent Carbon emissions reduced 80% Incentive plans tied to by 2040* safety and customer satisfaction targets Social Recognized by DiversityInc as a top-five utility in the nation 2018 Business Diversity Innovation Award from the Edison Electric Institute 5 * CO2 percentage reductions from 2005 levels

IRP filing supports steady march to creating clean, reliable, affordable, home-grown energy Generation Mix IRP Filing ✓ 1% Consistent with EEI 5-year capital investment 2% 10% plan 17% 20% 7% 25-30% ✓ 17% 18% Accelerating carbon emissions reductions* 20-25% 32% by 2023, 50% by 2030, 80% by 2040 20% 77% 20% ✓ 66% Targeting 1,400 MW voluntary renewable 45% program by 2030 30% ✓ Retiring all coal plants by 2040 2005 2018 2023** 2030** Coal Natural gas Nuclear & other Renewables * CO2 percentage reductions from 2005 levels ** Timing and mix are subject to change 6

Replacing coal with renewables and natural gas Planned Retirements River St. Trenton Belle Monroe Rouge Clair Channel River 2022 2030 2040 Planned Additions ✓ Quadrupling renewables by 2040 ✓ Increasing voluntary renewables up to 1,400 MW by 2030 ✓ Additional natural gas if needed A steady march toward zero-emitting and low-emitting resources 7

Our commitment to employees, customers and communities provide a solid framework for success Employee Safety Force for engagement growth National Safety Council’s top 2% of Ranked top 3% Ranked as one of companies surveyed in in the world the country's top safety culture corporate citizens by 7 consecutive Points of Light Top decile OSHA rate Gallup Great and J.D. Power** and best in the industry Workplace Awards for DART* rate Customer satisfaction** Ranked 1st for business gas satisfaction Ranked 2nd in residential customer satisfaction at both utilities * Safety metric measuring Days Away, Restricted or Transferred 8 ** J.D. Power 2018 Electric and Gas Utility Midwest Customer Satisfaction Study. Visit jdpower.com

Distinctive continuous improvement culture results in strong track record of cost management All 10,000 employees engaged in CI to surface and solve problems Utility O&M* ✓ Controlling costs while improving the Flat customer experience ‒ Productivity enhancements ‒ Technology innovations ‒ Automation ‒ Infrastructure replacements 2007 2017 ‒ Transition to cleaner energy ✓ Flat utility O&M over the past 10 years ‒ Average annual peer increase of 2.5% ✓ Lowered average electric industrial customer rate 16% over the past 5 years * Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchased power and gas production expense 9

Michigan has a constructive regulatory environment MPSC Priorities** Ranking of U.S. regulatory ✓ jurisdictions* Promote Michigan’s economic growth and (Michigan in Tier 1) enhance the quality of life of the communities ✓ Support adoption of advanced technologies ✓ Tier 1 8 Modernize infrastructure ✓ 5-year electric distribution planning Tier 2 9 ✓ Natural gas pipeline replacement programs ✓ Integrated resource planning Tier 3 17 Tier 4 10 Tier 5 7 * Source: UBS, March 2019 (50 states and Washington, D.C.) 10 ** Source: MPSC 2018 Annual Report

Growth fueled by investment in utility infrastructure and generation along with non-utility opportunities (billions) DTE Investment Electric $11.3 billion Distribution infrastructure, cleaner +43% generation, maintenance 7% - 8% operating earnings* growth $20 Gas $2.5 billion Base infrastructure, main renewal acceleration $14 8% - 9% operating earnings* growth GSP $4.0 - $5.0 billion Expansions, NEXUS / Link buildouts, acquisitions P&I $1.0 - $1.4 billion Industrial energy services, renewable natural gas (RNG) 2014 - 2018 2019E - 2023E 11 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Focus on culture and commitment to customers has delivered strong returns for shareholders Decade of exceeding guidance… …and delivering strong TSR results Operating EPS* Total Shareholder Return** (Annualized) 7.4% CAGR 9.0% CAGR $6.30 21% $4.09 15% 15% 14% 13% $3.30 11% 10% 9% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2-YR 3-YR 5-YR 10-YR Original guidance Actual DTE S&P 500 Utilities * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12 ** Source: Bloomberg as of 3/31/2019

DTE Electric providing customers with cleaner energy and strengthened distribution infrastructure Delivering 50% clean energy by 2030 and Cleaner energy 80% carbon emissions reduction by 2040* Infrastructure redesign Addresses substation load growth and aging infrastructure Technology enhancement Targets 100% remote monitoring and enhances cybersecurity Enhanced tree trimming Improves distribution reliability • Established voluntary renewables for Ford Motor, General Motors and University of Michigan • Filed Integrated Resource Plan • Building new natural gas power plant • More than doubling renewable portfolio by 2024 13 * CO2 percentage reductions from 2005 levels

DTE Gas achieves fundamental shift in performance, cost and productivity by replacing aging infrastructure Minimizes leaks, both reducing costs and Main renewal improving customer satisfaction Reduces manual meter reading, Technology enhancement improving both operational efficiencies and customer satisfaction Strengthens the system, decreasing the Pipeline integrity potential for system issues • Accelerating over $450 million of main renewal capital over the next five years • Reducing methane emissions more than 80% by 2040* ‒ Achieved 20% reduction through 2018 * Methane percentage reductions from 2011 levels 14

Expanding strategic footprint in the most prolific dry gas geology in the country ✓ Transport, gather, store natural gas ✓ 2,000 miles of pipe and gathering lines ✓ 91 Bcf of storage Ontario Michigan Northeast Gathering Market Gas Storage Generation Pipeline Bluestone Midwest Birdsboro Link Lateral & Gathering Mid-Atlantic & LNG Southeast Gulf 15

GSP continues growth track record Connecting high-quality markets to Pipeline world-class geology Gathering Serving among strongest geology in a growing basin Capitalizing on strategic location to serve Storage key markets and future power generation load growth • Executed binding letter agreement to acquire 30% of Link-SGG • Acquiring Generation Pipeline, supplier of natural gas to power and industrial customers in Ohio • Completed Millennium Pipeline expansion • Pursuing growth in our core geography through additional expansions and strategic acquisitions 16

Executed binding letter agreement to acquire 30% of Link-SGG • Entered into an agreement with AltaGas to acquire 30% interest in Link-SGG for $275 million ‒ Increases SGG ownership from 55% to 85% ‒ Complements our existing midstream business Utica Shale Marcellus ‒ Provides a platform for continued NEXUS Pipeline Shale value creation supported by solid underlying resources ‒ Underlying resource is highly economic and is poised for AGS growth ‒ Remaining contracts with shippers Antero and Arsenal are long-term with significant SGG minimum volume commitments • Link’s performance has been better than pro forma since acquiring it in 2016 17

P&I’s focus on growth platforms drives continued success Developing new cogeneration projects to Industrial Energy Services improve customer environmental attributes and lower energy costs Renewable Energy Expanding business to generate RNG at landfill and agricultural sites Reduced Emissions Fuel Maximizing cash flows to reinvest in long- term earnings across DTE • Finalizing two new greenfield RNG projects • Finalizing agreements to acquire new cogeneration project • Completing construction of cogeneration project for Ford Motor Company in 4Q 18

Appendix 19

Confident in achieving 2019 operating EPS* guidance (millions, except EPS) 2019 Operating Earnings Guidance DTE Electric $698 - $712 DTE Gas 171 - 179 Gas Storage & Pipelines 208 - 218 Power & Industrial Projects 119 - 134 Energy Trading 15 - 25 Corporate & Other (112) - (102) DTE Energy $1,099 - $1,166 Operating EPS $5.97 - $6.33 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 20

Maintaining strong cash flow and balance sheet Funds from Operations* / Debt** • Issuing $1.0 - $1.5 billion of equity in 2019 - 2021 ‒ Up to $250 million of equity in 2019 Target Target using internal mechanisms; $150 19% 18% 18% million issued in 1Q • Supporting capital investments with strong cash from operations 2018 2019E - 2021E • $1.8 billion of available liquidity as of March 31, 2019 DTE Credit Ratings ‒ Recently extended and expanded credit facilities S&P Moody’s Fitch • Maintaining strong investment-grade DTE Energy (unsecured) BBB Baa1 BBB+ credit rating DTE Electric (secured) A Aa3 A+ • Issued $650 million in second green DTE Gas (secured) A Aa3 A bond offering * Funds from Operations is calculated using operating earnings 21 ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case - order received • General rate case - order received May 2019 (U-20162) September 2018 (U-18999) – Effective: May 2019 – Effective: October 2018 – Rate recovery: $273 million – Rate recovery: $9 million ($47 million net – ROE: 10.0% rate impact after termination of tax credit) – Capital structure: 50% debt, 50% equity – ROE: 10.0% – Rate base: $17 billion – Capital structure: 48% debt, 52% equity • Filed Integrated Resource Plan - March 2019 – Rate base: $4.2 billion (U-20471) • Expect to file rate cases every ~2 years – PFD expected November 2019 – Order expected January 2020 22

Cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2019 2019 Guidance Guidance Cash From Operations* $2.4 DTE Electric Capital Expenditures (3.9) Base Infrastructure $820 Free Cash Flow ($1.5) New Generation 490 Distribution Infrastructure 890 $2,200 Dividends (0.7) Net Cash ($2.2) DTE Gas Base Infrastructure $270 Debt Financing** NEXUS Related - Issuances $2.3 Main Renewal 240 Redemptions (0.8) $510 Change in Debt $1.5 Non-Utility $900-$1,200 Equity Financing Issuances*** $0.7 Total $3,610-$3,910 * Includes $0.25 billion of equity issued for employee benefit programs ** 2019 guidance excludes the remarketing of $0.675 billion of securities related to the Link acquisition 23 *** 2019 guidance includes $0.675 billion issued in connection with the equity units related to the Link acquisition

Michigan Public Service Commission is the state regulator for electric and gas utilities • Establishes rates and administers terms and conditions of service for Michigan’s utility customers • Composed of three members appointed by the Governor - One commissioner is designated as chairman - Each serves staggered six-year terms Sally Talberg (I) Norm Saari (R) Dan Scripps (D) Chair Commissioner Commissioner Term Ends: 7/2/21 Term Ends: 7/2/19 Term Ends: 7/2/23 24

Both utilities increase customer reliability with investment plans over the next 5 years (billions) DTE Electric DTE Gas Targeting 7% - 8% Targeting 8% - 9% operating earnings* growth operating earnings* growth $11.3 $2.5 Cleaner Infrastructure generation Renewal Distribution infrastructure Base infrastructure Base infrastructure 2019E – 2023E 2019E – 2023E * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 25

GSP is acquiring Generation Pipeline Gas Storage & Pipelines • NEXUS acquiring Generation Pipeline ‒ Purchase price between $150 - $200 million ‒ 355 MMcf/d fully contracted, 24-inch, 23 mile pipeline ‒ Located four miles north of NEXUS ‒ Supplier of natural gas to power and industrial customers in Northwest Ohio ‒ Interconnects with ANR and Panhandle Eastern pipelines ‒ Provides future opportunity for NEXUS direct access to Toledo industrial corridor 26

Multiple platforms underpin long-term growth at GSP (millions) GSP Operating Earnings* • 5-year growth of 21% through 2019 $335 - $345 • 12% growth from 2019 guidance ‒ Continued pipeline expansions ‒ Investment around Link and NEXUS platforms $208 - $218 ‒ Strategic acquisitions • Strong development queue $82$190 2014 2019 2023E guidance $4.0 - $5.0 billion investment (2019 - 2023) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 27

Operating earnings* post REF are underpinned by attractive growth opportunities at P&I

DTE

(millions)



P&I Operating Earnings
$119 - $134
$125 - $135
2019
guidance**
2023E

$1.0 - $1.4 billion investment (2019 - 2023)

- P&I growth opportunities stronger than previously anticipated, driving higher earnings in 5-year plan
- Current project development queue is very strong
- 5-year plan calls for P&I to:
  - Backfill REF earnings with new projects
  - Originate ~$15 million of project earnings each year through 2023
  - Achieve ~$130 million of long-term earnings by 2023

* Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

** Includes REF tax equity deal - accelerates cash flows of $100 million/year for 3 years and reduces income by ~$40 million

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Energy Trading business provides valuable market insights and cash for reinvestment (millions) • 20+ years of experience in the trading business Energy Trading Earnings* • Marketing capabilities support other business units ‒ Moves GSP customers’ gas to ~$45 $30 - $40 market ‒ Markets and originates for P&I’s RNG business • Physical assets increasingly underlie positions 5-year average 2023E ‒ Economic earnings closely economic operating correlated to longer term operating earnings earnings earnings ‒ Future operating earnings expected Contributed ~$400 million cash to be in line with historical over the last ten years economic earnings * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 29

2009 - 2010 full year reconciliation of reported to operating EPS (non-GAAP)

DTE

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2009 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.24
DTE Electric			
Chrysler accounts receivable bad debt reserve	$0.04	($0.02)	$0.02
DTE Gas			
Gain on sale of MichCon natural gas gathering and treating assets	(0.12)	0.04	(0.08)
Amortization of goodwill associated with sale of MichCon natural gas gathering and treating assets	0.12	(0.04)	0.08
Gas Storage & Pipelines	-	-	-
Power & Industrial Projects			
Chrysler accounts receivable bad debt reserve	0.01	-	0.01
General Motors accounts receivable bad debt reserve	0.03	(0.01)	0.02
Energy Trading			
Corporate & Other			
Residual hedge impact from Antrim sale	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.10	($0.04)	$3.30

2010 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.74
DTE Electric			
Settlement with Detroit Thermal	($0.03)	$0.01	($0.02)
DTE Gas			
Performance Excellence Program deferral approved by MPSC	(0.19)	0.07	(0.12)
Gas Storage & Pipelines	-	-	-
Power & Industrial Projects	-	-	-
Energy Trading	-	-	-
Corporate & Other	-	-	-
DTE Energy Operating EPS	($0.22)	$0.08	$3.60

30

2011 - 2012 full year reconciliation of reported to operating EPS (non-GAAP)

DTE

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.18
DTE Electric			
Fermi asset retirement obligation	$0.08	($0.03)	$0.05
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
	-	-	-
Energy Trading			
Corporate & Other			
Income tax adjustment due to enactment of MCIT	(0.50)	-	(0.50)
DTE Energy Operating EPS	($0.42)	($0.03)	$3.73

2012 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.55
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Coke oven gas settlement	$0.06	($0.02)	$0.04
Chicago Fuels Terminal sale	0.02	(0.01)	0.01
Pet coke mill impairment	0.01	-	0.01
Energy Trading			
	-	-	-
Corporate & Other			
	-	-	-
Discontinued operations			
Unconventional gas production	0.48	(0.15)	0.33
DTE Energy Operating EPS	$0.57	($0.18)	$3.94

31

2013 - 2014 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2013 Segment Diluted Earnings Per Share 2014 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $3.76 DTE Energy Reported EPS $5.10 DTE Electric DTE Electric - - - - - - DTE Gas DTE Gas - - - - - - Gas Storage & Pipelines Gas Storage & Pipelines - - - - - - Power & Industrial Projects Power & Industrial Projects Asset impairment $0.03 ($0.01) $0.02 - - - Energy Trading Energy Trading Certain mark-to-market transactions 0.51 (0.20) 0.31 Certain mark-to-market transactions ($0.93) $0.36 ($0.57) Corporate & Other Corporate & Other - - - Investment impairment 0.04 (0.01) 0.03 DTE Energy Operating EPS $0.54 ($0.21) $4.09 NY state tax law change 0.07 (0.03) 0.04 DTE Energy Operating EPS ($0.82) $0.32 $4.60 32

2015 - 2016 full year reconciliation of reported to operating EPS (non-GAAP)

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2015 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.05
DTE Electric			
2011/2012 PSCR disallowance	$0.11	($0.04)	$0.07
Tree trimming disallowance	0.06	(0.01)	0.05
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Contract termination	0.08	(0.03)	0.05
Shenango Plant Closure	0.62	(0.23)	0.39
Energy Trading			
Certain mark-to-market transactions	0.43	(0.17)	0.26
Natural gas pipeline refund	(0.08)	0.03	(0.05)
Corporate & Other			
	-	-	-
DTE Energy Operating EPS	$1.22	($0.45)	$4.82

2016 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.83
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
Transaction costs for AGS & SGG Acquisition	$0.08	($0.03)	$0.05
Power & Industrial Projects			
	-	-	-
Energy Trading			
Certain mark-to-market transactions	0.64	(0.25)	0.39
Corporate & Other			
Transaction costs for AGS & SGG Acquisition	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.74	($0.29)	$5.28

33

2017 - 2018 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance C) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Asset (gains) losses and impairments, net E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility F) MPSC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense G) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit) H) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net 34

2014 full year reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2014 Segment Net Income Reported Pre-tax Income Operating Earnings Adjustments Taxes Earnings DTE Electric $ 528 - - $ 528 DTE Gas 140 - - 140 Gas Storage & Pipelines 82 - - 82 Power & Industrial Projects 90 - - 90 Energy Trading 122 20 Certain mark-to-market transactions (167) 65 Corporate & Other (57) (44) Investment impairment 8 (3) NY state tax law change 12 (4) DTE Energy $ 905 $ (147) $ 58 $ 816 35

2014 - 2018 Energy Trading reconciliation of operating earnings to economic earnings (non-GAAP) (millions) 2014 2015 2016 2017 2018 Reported earnings $122 ($22) ($45) $72 $39 Operating adjustments (102) 37 70 (52) 1 Operating earnings 20 15 25 20 40 • Economic earnings (non-GAAP) Accounting adjustments* 37 39 15 9 15 equals economic gross margin** minus O&M expenses and taxes Economic earnings $57 $54 $40 $29 $55 • DTE Energy management uses economic earnings (non-GAAP) as 2014 2015 2016 2017 2018 one of the performance measures for Certain mark-to-market external communications with ($167) $77 $115 ($88) $1 transactions (pre-tax) analysts and investors Income taxes 65 (30) (45) 34 • Internally, DTE Energy uses Natural gas pipeline (16) economic earnings (non-GAAP) as refund (pre-tax) one of the measures to review Income taxes 6 performance against financial targets Deferred tax and budget remeasurement (pre-tax) Income taxes 2 Operating adjustments ($102) $37 $70 ($52) $1 * Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts ** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative 36 contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 37